Fourth Quarter & Full Year 2019 Earnings January 30, 2020 IDEX Proprietary & Confidential

AGENDA • IDEX’s Overview and Outlook • Q4 & 2019 Financial Performance • Segment Performance • Fluid & Metering Technologies • Health & Science Technologies • Fire & Safety / Diversified Products • 2020 Guidance • Bridge • Summary • Q&A Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 1

Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13694803 • Log on to: www.idexcorp.com Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 2

Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month and full year period ending December 31, 2019, which is available on our website. Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 3

IDEX 2019 Financial Performance (Dollars in millions, excl. EPS) Sales Adjusted EPS* Organic: 1% increase 7% increase $5.80 $2,484 $2,495 $5.41 $6.00 $2,500 $5.00 $2,000 Organic: 2% decrease $4.00 2% increase $1,500 $614 $606 $3.00 $1.31 $1.33 $1,000 $2.00 $500 $1.00 $0 $0.00 Q4 Year Q4 Year 2018 2019 2018 2019 Adjusted Operating Margin* Free Cash Flow 107% conversion 80 bps increase $477 Flat $423 24.2% 26.0% 23.3% 23.3% $500 23.4% $400 24.0% 134% conversion $300 $137 $137 22.0% $200 20.0% $100 18.0% $0 Q4 Year Q4 Year 2018 2019 2018 2019 * Operating margin and EPS data adjusted for $3.3M in fair value inventory step-up in 2019 and restructuring expenses ($7.0M in Q4 2019 and $21.0M in FY 2019; $3.8M in Q4 2018 and $12.1M in FY 2018) Strong Execution in a Challenging Market Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 4

Fluid & Metering Technologies (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: 2% increase Organic: 2% increase $957 $947 $947 $952 90 bps increase $1,000 110 bps decrease 30.1% $1,000 31.0% $800 29.1% 29.2% $800 30.0% Organic: 4% decrease Organic: 3% decrease 28.0% $600 $600 29.0% $227 $217 $237 $227 $400 $400 28.0% $200 $200 27.0% $0 $0 26.0% Q4 Year Q4 Year Q4 Year 2018 2019 2018 2019 2018 2019 Q4 Sales Mix: Organic -3% Q4 Highlights: ❑ Industrials markets challenged as uncertainty and economic softness FX -1% continue ❑ Agriculture OEM’s order rates continue to be negative Reported Sales -4% ❑ Energy market showing stability, despite low fuel prices continuing to hamper capital investment ❑ Chemical market and targeted initiatives drove positive sales in the quarter, but project funnel decreasing * Operating margin data adjusted for restructuring expenses ($1.9M in Q4 2019 and $2.9M in FY 2019; $1.1M in Q4 2018 and $2.5M in FY 2018) Fiscal year margin expansion 90 bps on 2 percent organic sales increase Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 5

Health & Science Technologies (Dollars in millions) Orders Sales Adjusted Operating Margin* Organic: 1% decrease Organic: 1% increase 20 bps increase $920 $922 $896 $914 60 bps decrease 23.8% $1,000 $1,000 24.0% 23.4% 23.6% $800 $800 23.5% Organic: 3% increase Organic: 3% decrease 22.8% $600 $600 $253 23.0% $238 $227 $400 $400 $226 22.5% $200 $200 $0 $0 22.0% Q4 Year Q4 Year Q4 Year 2018 2019 2018 2019 2018 2019 Q4 Sales Mix: Organic -3% Q4 Highlights: ❑ Life Sciences businesses continue to perform well driven by new Acquisition 4% platform wins ❑ Industrial market headwinds accelerated in Q4 Reported Sales 1% ❑ MPT performing well on strong execution within the pharma & food markets ❑ Sealing Solutions started to see some positive semi momentum, but their industrial and Oil and Gas markets weakened * Operating margin data adjusted for $3.3M in fair value inventory step-up in 2019 and restructuring expenses ($2.7M in Q4 2019 and $14.2M in FY 2019; $0.6M in Q4 2018 and $5.9M in FY 2018). Targeted initiatives and customer obsession driving sales and margin expansion Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 6

Fire & Safety / Diversified Products (Dollars in millions) Orders Sales Adjusted Operating Margin* 20 bps decrease Organic: Flat Organic: Flat 26.8% $637 $627 30 bps decrease $631 $620 $700 26.8% 26.6% $700 26.5% $600 $600 26.6% $500 $500 Organic: 1% increase 26.4% 26.2% Organic: 2% increase $400 $400 $147 $152 $152 26.2% $300 $145 $300 $200 $200 26.0% $100 $100 25.8% $0 $0 Q4 Year Q4 Year Q4 Year 2018 2019 2018 2019 2018 2019 Q4 Sales Mix: Organic 1% Q4 Highlights: ❑ Fire business continues to show LSD growth with OEMs including strong FX -1% interest in the new SAM product ❑ Rescue bounced back in Q4 due to release of delayed funding in the U.S and Reported Sales 0% strong NPD demand ❑ Band-IT’s strength in Transportation was offset by decreases in the Industrial and Oil and Gas markets ❑ Dispensing sales remain challenged * Operating margin data adjusted for restructuring expenses ($0.4M in Q4 2019 and $1.4M in FY 2019; $1.8M in Q4 2018 and $2.2M in FY 2018). Large project orders in 2018 driving tough comparable Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 7

2020 Guidance Bridge Sales ($M) EPS FY 2019 Actuals - Reported $2,495 $5.56 2019 Restructuring - 0.21 Acquisition Inventory Step Up - 0.03 FY 2019 Actuals - Adjusted $2,495 $5.80 Organic Growth: (2%) - 0% ~(50) - 0 ~(0.30) - 0.09 Inflation/Productivity, net 0.02 Growth Investments (0.04) Cost Out 0.15 - 0.20 Variable Compensation (0.06) - (0.10) Acquisitions 21 0.03 Operational Range ~ $2,465 - $2,515 $5.65 - $5.95 (1%) - 1% growth (3%) - 3% growth Tax Rate (0.10) FX 0.02 Share Count (0.02) FY 2020 Plan ~ $2,465 - $2,515 $5.55 - $5.85 (1%) - 1% growth (4%) - 1% growth Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries IDEX Proprietary & Confidential 8

2020 Guidance Summary

Q1 2020

- EPS estimate range: $1.30 – $1.34
- Organic revenue growth: (4%) – (5%)
- Operating margin: ~23.0%
- Tax rate: ~20.0%
- FX impact: Not significant based on December 31, 2019 FX rates
- Corporate costs: ~$20 million

FY 2020

- EPS estimate range: $5.55 – $5.85
- Organic revenue growth: (2%) – 0%
- Operating margin: ~23.8% - 24.5%
- FX impact: Not significant based on December 31, 2019 FX rates
- Other modeling items:
    - Tax rate: ~22.0%
    - Cap Ex: ~ $55M
    - Free cash flow will be approximately 105% - 110% of net income
    - Corporate costs: ~$75 million
    - EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses

IDEX | Trusted Solutions, Improving Lives™
Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries
IDEX Proprietary & Confidential 9